UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): FEBRUARY 3, 2004

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	04-2297459
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

SECOND FLOOR, 90 PITTS BAY ROAD

PEMBROKE, HM 08, BERMUDA

(Address of registrant’s principal executive office)

441-292-8674

(Registrant’s telephone number)

ITEM 12.    RESULTS OF OPERATIONS AND FIANCIAL CONDITIONS

                    On February 3, 2004, the Company issued a press release reporting the Company’s first quarter results for fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated in this Item 12 by reference.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.

	By:	/s/ David J. FitzPatrick
David J. FitzPatrick

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Dated: February 3, 2004